                           PURCHASE AND SALE AGREEMENT
                                 BY AND BETWEEN
                              MIGHTY MACK USA, LTD.
                                       AND
                        PRODUCT SERVICES CO, INC. AND/OR
                               THEODORE DICKERSON

                           PURCHASE AND SALE AGREEMENT

         This PURCHASE AND SALE AGREEMENT ("Agreement") is made as of February 1, 1999, by and between Mighty Mack USA, Ltd., a Mississippi corporation ("Purchaser") and PRODUCT SERVICES CO., INC., a Mississippi corporation ("Seller A") and Theodore DICKERSON, a natural person residing in the state of Mississippi ("Seller B").

                                    RECITALS

         WHEREAS, Sellers A & B posses agricultural by-products and recycled commercial liquids, treats them and packages them as various products for various applications in absorbing and encapsulating oil spills, gasoline, other oil based products, acids and certain other organic compounds (collectively, the "Products");

         WHEREAS, Buyer is in the business of marketing, both nationally and internationally, having simultaneously herewith, among other things, acquired the rights to the patent and trade names listed on the attached Exhibit A (the Trade Names"); and

         WHEREAS, Sellers A & B have products in inventory with a value of Three Million Dollars ($3,000,000.00); and

         WHEREAS, BUYER has contracts for the sales of Products and contemplates future contracts for the sales of Products, and accordingly desires to purchase substantially all of the Products in Sellers A & B's inventory.

         NOW, THEREFORE, the parties hereby agree as follows:

(a)  SALE AND PURCHASE OF PRODUCTS

1.1 QUANTITY AND PRICE

         Seller's A & B agree to sell to Buyer, and Buyer agrees to purchase from Seller A & B, the Products more specifically described and identified on Exhibit B hereto "Inventory of Environmental Remediation Products Purchased," in the quantities therein specified, and at the prices therein set forth, which shall not EXCEED Three Million Dollars ($3,000,000.00) ("Price") plus the Additional Purchase Price as described in Section 1.2.5

1.2 PAYMENT

         1.2.1 CLOSING DATE FOR THE PAYMENT

         Closing is the full payment of Three Million Dollars ($3,000,000.00) for the Products as identified on Exhibit B. Closing shall take place within one hundred and twenty days (120) from the signing of this "Agreement". This time is necessary for the "Purchaser" to conduct a full and thorough "Due Diligence" on all aspects that pertain to representations contained in this "Agreement".

         1.2.2 DOWN PAYMENT

         One Hundred Thousand Dollars ($100,000.00) will be delivered to Sellers A & B within fourteen (14) days of the signing of this "Agreement". The One Hundred Thousand Dollars ($ 100,000.00) shall be applied to the Three Million Dollars ($3,000,000.00) due at closing. The new balance due at "Closing" will be Two Million Nine Hundred Thousand Dollars ($2,900,000.00). In addition, the "Purchaser" will not ship "Product" until the One Hundred Thousand Dollar ($100 0 .00) down Payment is delivered to Sellers A & B.

         1.2.3 EXCLUSIVITY

         The "Purchaser" shall have full and complete exclusivity in the distribution of "Product" during the Due Diligence" time period. In addition, the "Purchaser" shall have the right to negotiate and consummate any contracts it deems appropriate to the continuance and enhancement of its business operation during the "Due Diligence' time period and forever thereafter.

         1.2.4 SELLERS A & B'S RIGHT TO INSPECT RECORDS

         Sellers A & B shall have, upon reasonable written notice to Purchaser, the right to inspect at Purchaser's place of business or other place designated by Purchaser and during Purchaser's normal business hours Purchaser's records pertaining to its sales of Products as defined in this Agreement.

         1.2.5 ADDITIONAL PURCHASE PRICE

         As additional consideration for Sellers A & B's agreement to sell Products to the Purchaser and defer payment of the Price (without interest), Purchaser agrees to pay the following to Sellers A & B from and after the date of the Closing. A "royalty" of three percent (3%) of the wholesale price of Product per 1.5 cubic foot bag (or equivalent) up to a maximum of Three Million Dollars ($3,000,000.00). Payments shall be made to Sellers A & B within thirty
(30) days of Purchaser's receipt of payment for the portions of the Products so sold.

         Completion of the Additional Purchase Price must be no later than thirty-six (36) months calculated from the day of Closing. If there is still a balance due Sellers A & B at such time, it shall be deemed due and payable immediately

1.3 REAL ESTATE

         1.3.1 MANUFACTURING & STORAGE PLANT WITH ACREAGE AT VALLEY PARK, MS

              To be fully & accurately described in EXH03IT D

         1.3.2 MANUFACTURING & STORAGE PLANT WITH ACREAGE AT FLORA, MS

              be fully & accurately described in EXHIBIT E

1.4 PRICING OF PRODUCTS BY SELLERS A & B TO MIGHTY MACK USA, LTD. DURING "DUE DILIGENCE" PERIOD

         1.4.1 As set forth in EXHIBIT C

1.5 TRANSFER OF TITLE AND RISK

         1.5.1 TRANSFER OF TITLE

         At such time as Purchaser receives the Products from Sellers A & B, Sellers A & B shall transfer all title to and interest in the Products to Purchaser, free and clear of all liens and encumbrances of any kind, to Purchaser.

        1.5.2 TRANSFER OF RISK

         Upon receipt of the Products by the Purchaser, Purchaser assumes ownership, insurance responsibility, shipping responsibilities, and all liabilities relating to the Products.

2. WARRANTY OF TITLE

         Sellers A & B represent to Purchaser and warrants that it (Sellers) holds good and marketable title to the Property, free and clear of restrictions on or conditions to transfer or assignment, and free and clear of liens, pledges, charges or encumbrances and further represents and warrants that there are no claims, suits, or other proceedings pending or, to the best knowledge of the Sellers A & B, threatened against or affecting the Property.

3. TRADE NAMES AND MARKS

         Purchaser may authorize, and it is contemplated hereby that purchaser win authorize, Sellers A & B to use, in connection with the packaging and preparation of the Products for receipt by the Purchaser, the Trade Names, and marks that the Purchaser is acquiring simultaneously herewith or may hereafter acquire. Except as so expressly authorized, Seller A & B agree not to sell any Products substantially the same as any of the Products to any person or entity of whom Sellers A & B have knowledge that such person or entity intends to use such Products for the purposes of absorption or other environmental remediation, and Sellers A & B agree not to use any of the Trade Names and marks in any way without authorization from Purchaser. Without in any way limiting the foregoing, Sellers A & B may sell other environmental Products to other persons or entities.

4. DEFAULT; FORCE MAJEURE

         4.1 DEFAULT

         Upon any breach or default under this Agreement by either party, the non-defaulting party may give written notice to the other party, calling attention to the specific breach or default. Unless such breach or default is cured by the defaulting party within thirty (30) days after such notice is given by the other party, or if the breach or default is such that it cannot be cured within thirty (30) days, then within the shortest reasonable time after such notice, the non-defaulting party may terminate this Agreement and/or may seek damages resulting from such breach or default.

         4.2 FORCE MAJEURE

         If an event of Force Majeure occurs, a party's obligations under this Agreement affected by such event shall be suspended during the period of delay thereby caused and shall be automatically extended, without penalty, for a period equal to such suspension. This provision, however, shall not relieve either party of the responsibility to carry out all such obligations as are within the party's control notwithstanding the event of Force Majeure.

5. MISCELLANEOUS

         5.1 SUCCESSORS AND ASSIGNS

         Except as otherwise noted herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, expressed or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

         5.2 GOVERNING LAW

         This Agreement shall be governed by and construed under the laws of the State of Mississippi as applied to agreements among Mississippi residents entered into and to be performed entirely within Mississippi.

         5.3 COUNTERPARTS

         This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         5.4 TITLE AND SUBTITLES

         The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

         5.5 NOTICES

         All notices required or permitted shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified; (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient; if not, then on the next business day; (iii) fifteen (15) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) five days after deposit with an internationally recognized overnight courier, specifying a next day delivery, with written verification of receipt. All communications shall be sent to Purchaser and Buyers A & B at their addresses as set forth on the signature page hereof or at such other addresses as they may designate by twenty (20) days advance written notice to the other party hereto.

         5.6 EXPENSES

         Each party shall pay its own expenses incurred with respect to this Agreement and the transactions contemplated hereby. If any action at law or in equity is instituted to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled recover from the losing party all fees, costs and expenses of such enforcement or interpretation, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

         5.7 AMENDMENTS AND WAIVERS

         Any terms of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the affected party. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each successor and assign. No delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring.

         5.8 SEVERABILITY

         If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

         5.9 LEGAL REPRESENTATION

         Sellers A & B and Purchaser hereby acknowledge that they have the right and duty to have this Agreement examined by legal representation. Both parties further agree to that the legal representation for both parties will work together in upholding the intent of this Agreement. Both parties further agree that this Agreement is binding on both parties as this Agreement stands.

         5.10 ENTIRE AGREEMENT

         This Agreement constitutes the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                            Seller A:       PRODUCT SERVICES CO., INC.
                                            A Mississippi Corporation

                                            /s/ THEODORE DICKERSON
                                            ------------------------------------
                                            THEODORE DICKERSON, President
                            Address:        266 Upton Drive
                                            Jackson, MS 39209

                            Seller B:       THEODORE DICKERSON (Individually)
                                            A Mississippi Natural Person

                                            /s/ THEODORE DICKERSON
                                            ------------------------------------
                                            THEODORE DICKERSON (Individually)
                            Address:        266 Upton Drive
                                            Jackson, MS 39209

                            Purchaser:      MIGHTY MACK USA, LTD.
                                            By: /s/ ROBERT C. FURRER
                                                --------------------------------
                                                ROBERT C. FURRER
                                                CHAIRMAN - CEO
                            Address.            PO BOX 198
                                                624 Highway 487 South
                                                Lena, MS 39094

                                    EXHIBIT A

                       TRADE NAMES & SECURITY INTERESTS IN

2. U.S. Patent No. 5,609,667, issued for twenty (20) years commencing 10/19/95, and all improvements thereto, no matter by whom or assigned to whom.

3. Australia Patent No. 687186, issued for twenty years commencing 3/20/95, and all improvements thereto, no matter by whom or assigned to whom.

3. U.S. Trademark Registration No. 1,889,514 for Oil Gator.

4. Unregistered Trademarks as follows:

         (a)      Oil Gator
         (b)      Floor Gator
         (c)      Acid Gator
         (d)      Cell-U-Sorb
         (e)      Gator Wash and Gator Wash HD
         (f)      Gator Trap
         (g)      Oil Gator Stage H
         (h)      Gator Booms and Socks
         (i)      Gator Pads
         (j)      Spill Kits
         (k)      Enretech

         (l)      All logos relating to all of the foregoing.

5. Any and all other property, manuals, information, diagrams, schematics, drawings, names, marks, improvements and modifications necessary or useful to the use of the above itemized listing of Intellectual Property.

6. All of the Investor's right, title and interest in and to that certain Cottonseed Lint Contract by and between Sellers A & B and Pacific Crest Environmental, Inc. as buyers thereto and Delta and Pine Land Company as Seller hereto, dated July 30,1998,

7. All of Sellers A & B rights, title, and. interest in Pacific Crest Environmental, Inc. a/k/a Product Services Marketing Group.

8. All of Sellers A & B rights, title, and interest in both the "marketing " and "manufacturing" divisions of the Australian Operation designated to Purchaser as Enretech-Australia.

                                    EXHIBIT A
                            COTTONSEED LINT CONTRACT
                                     BETWEEN
                           DELTA AND PINE LAND COMPANY
                                       AND
                        PRODUCT SERVICES MARKETING GROUP
                       AND PRODUCT SERVICES COMPANY, INC.

Contract Start Date     9/1/98               9/1/99                9/1/2000             9/1/2001             9/1/2002
--------------------------------------------------------------------------------------------------------------------------------
Effective Through       8/31/99              8/31/2000             8/31/2001            8/31/2002            8/31/2003
--------------------------------------------------------------------------------------------------------------------------------
Quantity                Total Lint           Total Lint produced   Total Lint           Total Lint           Total Lint produced
                        produced from        from                  produced from        produced from        from
                        Hollandale, Ms and   Hollandale, Ms and    Hollandale, Ms and   Hollandale, MS and   Hollandale, MS and
                        Scott                Scott,                Scott                Scott                Scott
                        Ms                   MS and Chandler, AZ   MS and Chandler, AZ  MS and Chandler, AZ  MS and Chandler, AZ
--------------------------------------------------------------------------------------------------------------------------------
Unit                    30lb. Bags of Lint
--------------------------------------------------------------------------------------------------------------------------------
Unit Load               60 Bags per pallet
--------------------------------------------------------------------------------------------------------------------------------
Bag Specification       3-ply, Polilok
                        (plastic)
                        Valve, 2 color,
                        Perforated
--------------------------------------------------------------------------------------------------------------------------------
Label Designation       1) Oil Gator
                        2) RamSorb I
                        3) Enretech I
--------------------------------------------------------------------------------------------------------------------------------
Pallet Specification    #1 Used Grade or
                        New; 4
--------------------------------------------------------------------------------------------------------------------------------
QA Specifications for   pH>or = 4.5
Quality Product
--------------------------------------------------------------------------------------------------------------------------------
QA Specifications for   pH< 4.5
"Off Quality" Product
--------------------------------------------------------------------------------------------------------------------------------
Price/Unit Meeting QA   $3.50 per 30 lb.
                        Bag
--------------------------------------------------------------------------------------------------------------------------------
Price/Unit Not Meeting  $0.30 per 30 lb.
QA                      Bag
--------------------------------------------------------------------------------------------------------------------------------
Terms                   50% within 45 Days
                        of Product Receipt; Balance Due in 6 Equal Monthly
                        Payments; Any monthly payments that extend beyond the
                        annual contract period are due in full on August 31,
                        1999.
--------------------------------------------------------------------------------------------------------------------------------
Freight                 F.O.B. D&PL Site
--------------------------------------------------------------------------------------------------------------------------------
Price Includes          Bag, Pallet,
                        Stectchwrap,
                        Slipsheet, Lint
                        neutralized with
                        Anhydrous Ammonia
--------------------------------------------------------------------------------------------------------------------------------






                                    EXHIBIT B

            INVENTORY OF ENVIRONMENTAL REMEDIATION PRODUCTS PURCHASED

Products Description/Identification                           Quantity
----------------------------------------------------------------------




Inventory to be Examined by all Parties

                                    EXHIBIT C

Wholesale Prices to Mighty Mack USA, Ltd.
During "Due diligence Period

F.O.B. Plant

         Prod # Name                                            Est. Size        Packaging                Price
-----------------------------------------------------------------------------------------------------------------
          GS-10 Oil Gator                                        30# Bag         50/Pallet                $ 7.00
-----------------------------------------------------------------------------------------------------------------
          GS-15 Acid Gator                                       25# Bag         50/pallet                $ 7.00
-----------------------------------------------------------------------------------------------------------------
          GS-20 Floor Gator                                      30# Bag         50/Pallet                $ 4.50
-----------------------------------------------------------------------------------------------------------------
          GS-25 Cell-U-Sorb                                      20# Bag         30/Pallet                $ 7.50
-----------------------------------------------------------------------------------------------------------------
          GS-50 Oil Only Broom                                   5" x 10'        4/Bale                   $
-----------------------------------------------------------------------------------------------------------------
          GS-31 Oil Only Broom                                   8" x 10'        4/Bale                   $
-----------------------------------------------------------------------------------------------------------------
          GS-32 Overlap w/clips                                  5" x 10'        4/Bale                   $
-----------------------------------------------------------------------------------------------------------------
          GS-35 Pillows                                          18"x 18"        5/Bale                   $
-----------------------------------------------------------------------------------------------------------------
          OS-40 Universal Stock                                  .4" x 4'        15/Bale                  $
-----------------------------------------------------------------------------------------------------------------
          GS-41 Oil Only Sock                                    4" x 4'         15/Bale                  $
-----------------------------------------------------------------------------------------------------------------
        GS-42   Oil Only Sock                                    4" x 18'        2/Bale                   $
-----------------------------------------------------------------------------------------------------------------
          GS-43 Cellulose (punch hole) Sock                      4" x 4'         15/Bale                  $
-----------------------------------------------------------------------------------------------------------------
          GS-44 Oil Only Sock                                    2" x 5'         25/Bale                  $
-----------------------------------------------------------------------------------------------------------------
          OS-45 Biodegradable pads                               18" x 18"       450/Bale                 $16.00
-----------------------------------------------------------------------------------------------------------------
          GS-46 1% Poly/ Biodegradable pads                      18" x 18"       450/Bale                 $
-----------------------------------------------------------------------------------------------------------------
          GS-51 Gator Wash                                       55 Gal          4/Pallet                 $ 4.50
-----------------------------------------------------------------------------------------------------------------
          GS-52 Gator Wash                                       2.5 Gal         60/Pallet                $
-----------------------------------------------------------------------------------------------------------------
          GS-53 Gator Wash                                       1 Gal           4/Case 45 Cs/Pallet      $
-----------------------------------------------------------------------------------------------------------------
          GS-54 Gator Wash                                       1 Qrt.          10/case                  $
-----------------------------------------------------------------------------------------------------------------
          GS-61 Gator Wash HD                                    55 Gal          4/Pallet                 $
-----------------------------------------------------------------------------------------------------------------
          GS-62 Gator Wash HD                                    2.5 Gal         60/Pallet-               $
-----------------------------------------------------------------------------------------------------------------
          GS-63 Gator Wash BD                                    1Gal            4/Case 45 Cs/Pallet      $
-----------------------------------------------------------------------------------------------------------------
          GS-64 Gator Wash HD                                    1Qrt.           10/Case                  $
-----------------------------------------------------------------------------------------------------------------
          GS-71 Oil Gator Stage II                               55 Gal          4/Pallet                 $
-----------------------------------------------------------------------------------------------------------------
          GS-72 Oil Gator Stage II                               2.5 Gal         60/pallet                $
-----------------------------------------------------------------------------------------------------------------
          GS-73 Oil Gator Stage II                               1 Gal           4/Case 45 Cs/Pallet      $
-----------------------------------------------------------------------------------------------------------------
          GS-74 Oil Gator Stage II                               1Qrt.           10/case                  $
-----------------------------------------------------------------------------------------------------------------
          GS-81 Gator Trap                                       55 Gal          4/Pallet                 $
-----------------------------------------------------------------------------------------------------------------
          GS-82 Gator Trap                                       2.5 Gal         60/Pallet                $
-----------------------------------------------------------------------------------------------------------------
          GS-83 Gator Trap                                       1 G-al          4/Case 45 Cs/Pallet      $
-----------------------------------------------------------------------------------------------------------------
          GS-84 Gator Trap                                       1 Qrt           10/Case                  $
-----------------------------------------------------------------------------------------------------------------
          GS-85 Polymer w/ CeUulose                                                                       $
-----------------------------------------------------------------------------------------------------------------
          SP-10 Small Spill Kit                                                  25/Pallet                $
-----------------------------------------------------------------------------------------------------------------
          SP-20 Large Spill Kit                                                  25/Pallet                $
-----------------------------------------------------------------------------------------------------------------
          SP-55 55 Gal Spill Kit
-----------------------------------------------------------------------------------------------------------------
          SP-56 55 Gal Deluxe Spill Kit
-----------------------------------------------------------------------------------------------------------------

                                    EXHIBIT D
               REAL ESTATE & BUILDING DESCRIPTION-VALLEY PARK, MS

Copies of description have been received and due diligence can no be performed on title search.

                                    EXHIBIT E

                 REAL ESTATE & BUILDING DESCRIPTION - FLORA, MS

Facility to be leased by Mighty Mack from MultiGraphic for $1.00 per month with the understanding that MultiGraphics will be sharing facility.

                     ADDENDUM TO PURCHASE AND SALE AGREEMENT

         THIS DAY, June 2, 1999, the undersigned parties to the Purchase and Sale Agreement (Hereinafter "the Agreement") between Mighty Mack USA, LTD and Product Services Co., Inc., and/or Theodore Dickerson (Hereinafter "the Parties) agree as follows:

         THAT this addendum conforms to the provisions of paragraph 5.7 of the Agreement by and between the parties.

         THAT as there remain details and specific performances that are mandated by the Agreement that have yet to be satisfied, by no fault of the Parties. Each party agrees that the Closing Date shall be extended until July 31, 1999, or at any such time before that date as is agreeable to the Parties.

         THAT the Parties hereby agree to this extension of time and hereby abandon and relinquish any right to abandon or terminate the transaction and/or consider the other party in default of the terms of the Agreement for failure to close prior to June 1, 1999.

         THAT, to date, Product Services Co., Inc. and/or Theodore Dickerson has received down payments in an amount totaling three hundred thousand dollars ($300,000.00). The balance to be paid to Product Services Co., Inc. and/or Theodore Dickerson at closing is two million seven hundred thousand dollars ($2,700,000.00). This amount shall be paid on or before July 31, 1999.

         THAT all other terms of the Agreement remain unchanged.

         THAT neither party relinquishes any other rights under the Agreement.

         AGREED TO AND ENTERED INTO on this the 2 day of June, 1999.

BY:

/s/ Theodore Dickerson                    /s/ Theodore Dickerson
-----------------------------------       --------------------------------------
Theodore Dickerson                        Theodore Dickerson
President                                 Individually, as a Natural Person
Product Services Co., Inc.                And an Adult Resident Citizen of
                                          the State of Mississippi

/s/ Robert C. Furrer
-----------------------------------
Robert C. Furrer
Chairman/CEO
Mighty Mack USA, LTD.

               CL-20: NOTE PAYABLE CONFIRMATION (TO PARTIES OTHER
                          THAN FINANCIAL INSTITUTIONS)

                              [Client's Letterhead]

Our auditors, Michael B. Johnson & Co.,LLC, are conducting an audit of our financial statements. Please confirm directly to them the following information relating to our note payable to you at February 1, 1999:

         Date of note:                                                 2/1/99
         Original amount of note:                               $3,000,000.00
         Unpaid principal balance:                              $2,700,000.00
         Maturity date: Interest rate:
                                                                -------------
         Date to which interest has been paid:
                                                                -------------
         Description of collateral or personal guarantees
         (if none, please so indicate): all assets listed in The Purchase and Sale Agreement.

Please indicate in the space provided below whether the above is in agreement with your records. If it is not, please furnish our auditors any information you may have that will help them reconcile the difference.

After signing and dating your reply, please mail it directly to Michael B. Johnson & Co, LLC, 9175 Kenyon Ave. Ste. 100, Denver, Colorado 80237 in the enclosed return envelope.

Very truly yours,

Robert C. Furrer, CEO

-----------------------------

Martin F. Schneider, CFO

-----------------------------


Mighty Mack USA, LTD

To: Michael B. Johnson & Co. LLC

The above information regarding the obligation from Mighty Mack USA, Inc. agrees with our records at June 30, 1999 with the following exceptions (if any):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

If there are any direct or contingent liabilities to you not otherwise indicated above, please list:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Signature:
           ----------------------
Title:
      ---------------------------
Date:
     ----------------------------

                          INTELLECTUAL PROPERTY ASSETS

1. U.S. Patent No. 5,609667, issued for twenty (20) years commencing 10/19/95, and all improvements thereto no matter by whom or assigned to whom.

2. Australia Patent No. 687186, issued for twenty years commencing 3/20/95, and all Improvements thereto, no matter by whom or assigned to whom.

3.   U.S. Trademark Registration No. 1,889,514 for Oil Gator.

4.   Unregistered Trademarks as follows:

         (a) Oil Gator
         (b) Floor Gator
         (c) Acid Gator
         (d) Cell-U-Sorb
         (e) Gator Wash and Gator Wash HD
         (f) Gator Trap
         (g) Oil Gator Stage II
         (h) Gator Booms and Socks
         (i) Gator Pads
         (j) Spill Kits
         (k) Enretech
         (l) All logos relating to all of the foregoing.

5. Any and all other property, manuals, information, diagrams, schematics, drawings, names, marks, improvements and modifications necessary or useful to the use of the above itemized listing of Intellectual Property.

6. All of Products Services Co., Inc.'s right, title and interest in an to that certain Cottonseed Lint Contract by and between Products Services Co., Inc., as Buyer thereto and Delta and Pine Land Company (NYSE-DLP) as Seller thereto, dated July 30, 1998.

7. All of Products Services Co., Inc.'s right, title and interest in the manufacturing division of Enretech-Australia.

                     ADDENDUM TO PURCHASE AND SALE AGREEMENT

THIS DAY, August 3,1999, the undersigned parties to the Purchase and Sale Agreement (Hereinafter "the Agreement") between Mighty Mack USA LTD and Product Services Co., Inc., and/or Theodore Dickerson (Hereinafter "the parties) agree as follows:

THAT this addendum conforms to the provisions of paragraph 5.7 of the Agreement by and between the parties.

THAT as there remain details and specific performances that are mandated by the Agreement that have yet to be satisfied, by no fault of the Parties. Each party agrees that the Closing Date shall be extended until August 17, 1999, or at such time before that date as is agreeable to the Parties.

THAT the Parties hereby agree to this extension of time and hereby abandon and relinquish any right to abandon or terminate the transaction and/or consider the other party in default of the terms of the Agreement for failure to close prior to June 1, 1990.

THAT, to date, Product Services, Co., Inc. and/or Theodore Dickerson has received down payments In an amount totaling three hundred thousand dollars ($300,000.00). The balance to be paid to Product Services. Co., Inc. and/or Theodore Dickerson at closing In two million seven hundred thousand dollars ($2,700,000). This amount shall be paid on or before August 17, 1999.

THAT all other terms of the Agreement remain unchanged.

THAT neither party relinquishes any other rights under the Agreement.

AGREED To AND ENTERED INTO on this the 3 day of August, 1999.

                                      BY:

     /s/ Theodore Dickerson                    /s/ Theodore Dickerson
---------------------------------         ---------------------------------
         Theodore Dickerson                        Theodore Dickerson
              President                    Individually, as a Natural Person
     Product Services Co., Inc.             And an Adult Resident Citizen of
                                               The State of Mississippi

                          /s/ Martin F. Schneider
                        -----------------------------
                              Martin F. Schneider
                               Vice Chairman/CFO
                             Mighty Mack USA, LTD.

                    ADDENDUM TO PURCHASE AND SALE AGREEMENT

This Addendum is entered into the 17th day of September, 1999, by the undersigned parties to the Purchase and Sale Agreement (the "Agreement") between Mighty Mack USA, Ltd. ("Mighty Mack") and Product Services Co., Inc. and/or Theodore Dickerson ("Dickerson") (collectively referred to as the "Parties").

WHEREAS, the Parties entered into a Purchase and Sale Agreement dated February 1, 1999, pursuant to which Dickerson has received $300,000 to date: and

WHEREAS, in consideration of free trading shares of Mighty Mack stock to be delivered to Dickerson pursuant to the terms of this addendum, and in consideration of other agreements of the Parties set forth herein, the parties agree as follows:

THAT, each party agrees that the Closing Date for payment of the balance of the $3,000,000 shall be extended until December 10,1999, but only if, Mighty Mack is able to cause free trading shares of its common stock to be delivered to Dickerson's brokerage account at Equitrade for the sale of approximately $100,000 of stock per week (cash in his account) for three weeks commencing September 20, 1999 and ending October 8, 1999, for a total sale of $300,000. Mighty Mack may also meet this obligation in cash, if its anticipated financing with May Davis Group, Inc., or any other financing, is received.

THAT, on December 10, 1999, l00% of any balance of the original $3,000,000 shall be paid to Dickerson in cash.

THAT, subject to the $300,000 (US Dollars) being received by Dickerson on or before October 8, 1999 as set forth above, Dickerson hereby grants and conveys to Mighty Mack the right to Manufacture and sell products, under the Mighty Mack Brand, under U.S. Patent No. 5,609,667 and Australia Patent No. 687186 as well as the right to use U.S. Trademark Registration No. L889,514 for Oil Gator and the unregistered Trademarks for all the Gator products set forth in Exhibit A of the Agreement, up to the December 10, 1999 deadline.

THAT, the Parties hereby agree to a Drop Dead Extension until December 10, 1999. If the balance of the $3,000,000 has not been deposited into Dickerson's account by the deadline, all monies paid to Dickerson prior to the December 10, 1999 deadline are non-refundable. In addition, All manufacturing and marketing rights set forth above will be forfeited by Mighty Mack USA, Ltd.

THAT, all other terms of the Agreement remain unchanged. THAT, neither party relinquishes any other rights under the Agreement. AGREED TO AND ENTERED INTO this 17th day of September, 1999.

PRODUCT SERVICES CO.,  INC

By:  /s/ Theodore Dickerson
     --------------------------------
         Theodore Dickerson
         its President

By:  /s/ Theodore Dickerson
     --------------------------------
         Theodore Dickerson
         individually as a Natural Person
         and an Adult Resident Citizen of the
         State of Mississippi

MIGHTY MACK USA, LTD.

By:  /s/ Robert C. Furrer
     --------------------------------
         Robert C. Furrer
         its CEO

                     ADDENDUM TO PURCHASE AND SALE AGREEMENT

This Addendum is entered into the 11th day of October, 1999, by the undersigned parties to the Purchase and Sale Agreement (the "Agreement') between Mighty Mack USA, Ltd. (Mighty Mack') and Product Services Co., Inc. and/or Theodore Dickerson ("Dickerson") (collectively referred to as the "Parties").

WHEREAS, the Parties entered into a Purchase and Sale Agreement dated February 1, 1999, pursuant to which Dickerson has received $300,000 to date: and

WHEREAS, in consideration of the failure of Mighty Mack to meet the required conditions of the previous addendum dated September 17, 1999, and in consideration of other agreements of the Parties set forth herein, the parties agree as follows:

THAT, each party agrees that the Closing Date for payment of the balance of the $3,000,000 shall be extended until December 10, 1999, but only if, Mighty Mack is able to meet the required payment schedule. The required payment schedule is as follows: Mighty -Mack will deposit $500,000 USD into Dickerson's bank account on or before October 15th at 5:00pm CST. Mighty Mack will deposit three payments thereafter of $500,000 USD each into Dickerson's banking account On or before 5:00pm CST every other Friday until December the 10th. The three dates for the deposits are October 29th, 1999, November 11th, 1999 and November 25th, 1999. The (final) December 10th payment will be made for the remaining balance of the original $3,000,000 and will be due and deposited into Dickerson"s account by 5:00pm CST on the 10th of December.

THAT, subject to each of the payment dates being executed and payment received by Dickerson on or before each of the deadlines as set forth above, Dickerson hereby grants and conveys to Mighty Mack the right to Manufacture and sell products, under the Mighty Mack Brand, under U.S. Patent No. 5,1609,667 and Australia Patent No. 687186 as well as the right to use U.S. Trademark Registration No. 1,889,514 for Oil Gator and the unregistered Trademarks for all the Gator products set forth in Exhibit A of the Agreement, up to the December 10, 1999 deadline.

THAT, the Parties hereby agree to a Drop Dead Extension for each of the above-mentioned dates until December 10, 1999. If any of the payments in this schedule are not made to Dickerson within the specified dates, all monies paid to Dickerson prior or to the December 10, 1999 deadline are non-refundable. In addition, AE manufacturing and marketing rights set forth above will be forfeited by Mighty Mack USA, Ltd.

THAT, all other terms of the Agreement remain unchanged. THAT, neither party relinquishes any other rights under the Agreement. AGREED TO AND ENTERED INTO this 11th day of October, 1999.

PRODUCT SERVICES CO.,  INC
Theodore Dickerson its President

By:  /s/ Theodore Dickerson
     --------------------------------
         individually as a Natural Person
         and an Adult Resident Citizen of the
         State of Mississippi

MIGHTY MACK USA, LTD.

By:  /s/ Robert C. Furrer
     --------------------------------
         Robert C. Furrer
         its CEO

                     ADDENDUM TO PURCHASE AND SALE AGREEMENT

This Addendum is entered into the 1st day of December, 1999, by the undersigned parties to the Purchase and Sale Agreement (the "Agreement") between Mighty Mack USA, Ltd. ("Mighty Mack") and Product Services Co., Inc. and/or Theodore Dickerson ("Dickerson") (collectively referred to as the "Parties").

WHEREAS, The Parties entered into a Purchase and Sale Agreement dated February 1, 1999. Pursuant to which Dickerson has received $300,000.00 to date: and

WHEREAS, in consideration of the failure of Mighty Mack to meet the required conditions of the previous addendum dated November 10, 1999, and in consideration of other agreements of the Parties set forth herein, the Parties agree as follows:

THAT, each party agrees that the Closing Date for payment of the balance of the $3,000,000 shall be extended until March 1, 2000. The Parties grant this extension so they may explore the feasibility of merging Product Services Co., Inc. with "Mighty Mack" or combing to do a Joint Venture together.

Dickerson hereby grants and conveys to Mighty Mack the right to Manufacture and sell products, under the Mighty Mack Brand, under U.S. Patent No. 5,609,667 and Australia Patent No. 687186 as well as the right to use U. S. Trademark Registration No. 1,889,514 for Oil Gator and the unregistered Trademarks for all the Gator Products set forth in Exhibit A of the Sale Purchase Agreement up to the March 1, 2000 deadline.

THAT, the Parties hereby agree to an extension of March 1, 2000 for the balance of the $3,000,000 to be paid or an acceptable acquisition program is set forth by the Parties. If neither of these conditions is met by March 1, 2000, all Moines paid to Dickerson prior to March 1, 2000 deadline are non-refundable. In addition, Mighty Mack USA, LTD shall forfeit all manufacturing and marketing rights set forth above.

THAT all other terms of the Agreement remain unchanged.

THAT, neither party relinquishes any other rights under this Agreement.

AGREED TO AND ENTERED INTO this 1st day of December, 1999

PRODUCT SERVICES CO.,  INC

By:  /s/ Theodore Dickerson
     --------------------------------
         Theodore Dickerson
         its President

By:  /s/ Theodore Dickerson
     --------------------------------
         Theodore Dickerson
         individually as a Natural Person
         and an Adult Resident Citizen of the
         State of Mississippi

MIGHTY MACK USA, LTD.

By:  /s/ Robert C. Furrer
     --------------------------------
         Robert C. Furrer
         its CEO